                                                                    EXHIBIT 10.4


                      HEALTHCARE FINANCIAL PARTNERS, INC.
                           1996 STOCK INCENTIVE PLAN

                               TABLE OF CONTENTS

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                                                                               Page
                                                                               ----
SECTION 1    DEFINITIONS......................................................   1

             1.1   Definitions................................................   1

SECTION 2    THE STOCK INCENTIVE PLAN.........................................   4

             2.1   Purpose of the Plan........................................   4
             2.2   Stock Subject to the Plan..................................   4
             2.3   Administration of the Plan.................................   5
             2.4   Eligibility and Limits.....................................   5

SECTION 3    TERMS OF STOCK INCENTIVES........................................   6

             3.1   Terms and Conditions of All Stock Incentives...............   6
             3.2   Terms and Conditions of Options............................   7
                   (a)   Option Price.........................................   7
                   (b)   Option Term..........................................   8
                   (c)   Payment..............................................   8
                   (d)   Conditions to the Exercise of an Option..............   8
                   (e)   Termination of Incentive Stock Option................   8
                   (f)   Special Provisions for Certain Substitute Options....   9
             3.3   Terms and Conditions of Stock Appreciation Rights..........   9
                   (a)   Payment..............................................   9
                   (b)   Conditions to Exercise...............................   9
             3.4   Terms and Conditions of Stock Awards.......................   9
             3.5   Terms and Conditions of Dividend Equivalent Rights.........  10
                   (a)   Payment..............................................  10
                   (b)   Conditions to Payment................................  10
             3.6   Terms and Conditions of Performance Unit Awards............  10
                   (a)   Payment..............................................  10
                   (b)   Conditions to Payment................................  10
             3.7   Terms and Conditions of Phantom Shares.....................  10
                   (a)  Payment...............................................  11
                   (b)  Conditions to Payment.................................  11
             3.8   Treatment of Awards Upon Termination of Service............  11

SECTION 4    RESTRICTIONS ON STOCK............................................  11

             4.1    Escrow of Shares..........................................  11
             4.2    Forfeiture of Shares......................................  12
             4.3    Restrictions on Transfer..................................  12

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                                      -i-

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

SECTION 5    GENERAL PROVISIONS...............................................  12

             5.1    Withholding...............................................  12
             5.2    Changes in Capitalization; Merger; Liquidation............  12
             5.3    Cash Awards...............................................  13
             5.4    Compliance with Code......................................  13
             5.5    Right to Terminate Service................................  13
             5.6    Restrictions on Delivery and Sale of Shares; Legends......  13
             5.7    Non-alienation of Benefits................................  14
             5.8    Termination and Amendment of the Plan.....................  14
             5.9    Stockholder Approval......................................  14
             5.10   Choice of Law.............................................  14
             5.11   Effective Date of Plan....................................  14

                      HEALTHCARE FINANCIAL PARTNERS, INC.
                           1996 STOCK INCENTIVE PLAN


                             SECTION 1  DEFINITIONS

     1.1  Definitions.  Whenever used herein, the masculine pronoun shall be
          -----------
deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

          (a) "Board of Directors" means the board of directors of the Company.
               ------------------

          (b) "Cause" has the same meaning as provided in the employment
               -----
agreement between the Participant and the Company or, if applicable, any affiliate of the Company on the date of Termination of Service, or if no such definition or employment agreement exists, "Cause" means conduct amounting to
(1) fraud or dishonesty against the Company or its affiliates, (2) Participant's willful misconduct, repeated refusal to follow the reasonable directions of the board of directors of the Company or its affiliates, or knowing violation of law in the course of performance of the duties of Participant's service with the Company or its affiliates, (3) repeated absences from work without a reasonable excuse, (4) repeated intoxication with alcohol or drugs while on the Company or affiliates' premises during regular business hours, (5) a conviction or plea of guilty or nolo contendere to a felony or a crime involving dishonesty, or (6) a breach or violation of the terms of any agreement to which Participant and the Company or its affiliates are party.

          (c) "Change in Control" means any one of the following events which
               -----------------
may occur following completion of the initial public offering, if any, of the Company, but only if the event shall have occurred without the approval of the Board of Directors:

              (1) there occurs the acquisition by any person or persons acting in concert of the Company's then outstanding voting securities if, after the transaction, the acquiring person (or persons) owns, controls or holds with power to vote twenty-five percent (25%) or more of any class of voting securities of the Company;

              (2) within any twelve-month period the persons who were directors of the Company immediately before the beginning of such twelve-month period (the "Incumbent Directors") shall cease to constitute at least a majority of the Board of Directors; provided that any director who was not a director immediately following any initial public offering shall be deemed to be an Incumbent Director if that director was elected to the Board of Directors by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors; and provided further that no director whose initial assumption of office is in connection with an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934) relating to the election of directors of the Company shall be deemed to be an Incumbent Director;

             (3) there occurs the approval by stockholders of the Company of a reorganization, merger or consolidation, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities; or

             (4) there occurs the sale, transfer or assignment of all or substantially all of the assets of the Company and its subsidiaries to any third party.

          (d) "Code" means the Internal Revenue Code of 1986, as amended.
               ----

          (e) "Committee" means the committee appointed by the Board of
               ---------
Directors to administer the Plan pursuant to Plan Section 2.3.

          (f) "Company" means HealthCare Financial Partners, Inc., a Delaware
               -------
corporation.

          (g) "Disability" has the same meaning as provided in the long-term
               ----------
disability plan or policy maintained or, if applicable, most recently maintained, by the Company or, if applicable, any affiliate of the Company for the Participant. If no long-term disability plan or policy was ever maintained on behalf of the Participant or, if the determination of Disability relates to an Incentive Stock Option, Disability shall mean that condition described in Code Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability shall be made by the Board of Directors and shall be supported by advice of a physician competent in the area to which such Disability relates.

          (h) "Disposition" means any conveyance, sale, transfer, assignment,
               -----------
pledge or hypothecation, whether outright or as security, inter vivos or testamentary, with or without consideration, voluntary or involuntary.

          (i) "Dividend Equivalent Rights" means certain rights to receive cash
               --------------------------
payments as described in Plan Section 3.5.

          (j) "Fair Market Value" refers to the determination of value of a
               -----------------
share of Stock. If the Stock is actively traded on any national securities exchange or any Nasdaq quotation or market system, Fair Market Value shall mean the closing price at which sales of Stock shall have been sold on the most recent trading date immediately prior to the date of determination, as reported by any such exchange or system selected by the Committee on which the shares of Stock are then traded. If the shares of Stock are not actively traded on any such exchange or system, Fair Market Value shall mean the arithmetic mean of the bid and asked prices for the shares of Stock on the most recent trading date within a reasonable period prior to the determination date as reported by such exchange or system. If there are no bid and asked prices within a reasonable period or if the shares of Stock are not traded on any exchange or system as of the determination date, Fair Market Value shall mean the fair market value of a share of Stock as determined by the Committee taking into account such facts and circumstances deemed to be material by the Committee to the value of the Stock in the hands of the Participant; provided that, for purposes of granting awards other than Incentive Stock

Options, Fair Market Value of a share of Stock may be determined by the Committee by reference to the average market value determined over a period certain or as of specified dates, to a tender offer price for the shares of Stock (if settlement of an award is triggered by such an event) or to any other reasonable measure of fair market value and provided further that, for purposes of granting Incentive Stock Options, Fair Market Value of a share of Stock shall be determined in accordance with the valuation principles described in the regulations promulgated under Code Section 422.

          (k) "Incentive Stock Option" means an incentive stock option, as
               ----------------------
defined in Code Section 422, described in Plan Section 3.2.

          (l) "Non-Qualified Stock Option" means a stock option, other than an
               --------------------------
option qualifying as an Incentive Stock Option, described in Plan Section 3.2.

          (m) "Option" means a Non-Qualified Stock Option or an Incentive Stock
               ------
Option.

          (n) "Over 10% Owner" means an individual who at the time an Incentive
               --------------
Stock Option is granted owns Stock possessing more than 10% of the total combined voting power of the Company or one of its Parents or Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

          (o) "Parent" means any corporation (other than the Company) in an
               ------
unbroken chain of corporations ending with the Company if, with respect to Incentive Stock Options, at the time of granting of the Option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

          (p) "Participant" means an individual who receives a Stock Incentive
               -----------
hereunder.

          (q) "Performance Unit Award" refers to a performance unit award
               ----------------------
described in Plan Section 3.6.

          (r) "Phantom Shares" refers to the rights described in Plan Section
               --------------
3.7.

          (s) "Plan" means the HealthCare Financial Partners, Inc. 1996 Stock
               ----
Incentive Plan.

          (t) "Stock" means the Company's common stock, $.01 par value.
               -----

          (u) "Stock Appreciation Right" means a stock appreciation right
               ------------------------
described in Plan Section 3.3.

          (v) "Stock Award" means a stock award described in Plan Section 3.4.
               -----------

          (w) "Stock Incentive Agreement" means an agreement between the Company
               -------------------------
and a Participant or other documentation evidencing an award of a Stock
Incentive.

          (x) "Stock Incentive Program" means a written program established by
               -----------------------
the Committee pursuant to which Stock Incentives, other than Options or Stock Appreciation Rights, are awarded under the Plan under uniform terms, conditions and restrictions set forth in such written program and distributed among eligible officers, employees and directors.

          (y) "Stock Incentives" means, collectively, Dividend Equivalent
               ----------------
Rights, Incentive Stock Options, Non-Qualified Stock Options, Performance Unit Awards, Phantom Shares, Stock Appreciation Rights and Stock Awards.

          (z) "Subsidiary" means any corporation (other than the Company) in an
               ----------
unbroken chain of corporations beginning with the Company if, with respect to Incentive Stock Options, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

          (aa) "Termination of Service" means the termination of the service
                ----------------------
relationship, whether employment or otherwise, between a Participant and the Company and its affiliates, regardless of the fact that severance or similar payments are made to the Participant for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement. The Committee shall, in its absolute discretion, determine the effect of all matters and questions relating to Termination of Service, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Service, or whether a Termination of Service is for Cause.

                      SECTION 2  THE STOCK INCENTIVE PLAN

     2.1  Purpose of the Plan.  The Plan is intended to (a) provide incentive to
          -------------------
officers, employees, directors and consultants of the Company and its affiliates to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by officers, employees, directors and consultants by providing them with a means to acquire a proprietary interest in the Company by acquiring shares of Stock or to receive compensation which is based upon appreciation in the value of Stock; and
(c) provide a means of obtaining and rewarding key personnel.

     2.2  Stock Subject to the Plan.  Subject to adjustment in accordance with
          -------------------------
Section 5.2, 750,000 shares of Stock (the "Maximum Plan Shares") are hereby reserved exclusively for issuance pursuant to Stock Incentives. At no time shall the Company have outstanding Stock Incentives and shares of Stock issued in respect of Stock Incentives in excess of the Maximum Plan Shares. The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Stock Incentive that is forfeited or cancelled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full shall again be available for purposes of the Plan.

     2.3  Administration of the Plan.  The Plan shall be administered by the
          --------------------------
Committee. The Committee shall have full authority in its discretion to determine the officers, employees, directors and consultants of the Company or its affiliates to whom Stock Incentives shall be granted and the terms and provisions of Stock Incentives, subject to the Plan. Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Incentive Agreements or Stock Incentive Programs and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). The Committee's decisions shall be final and binding on all Participants.

     As to any matter involving a Participant who is not a "reporting person" for purposes of Section 16 of the Securities Exchange Act of 1934, the Committee may delegate to any member of the Board of Directors or officer of the Company the administrative authority to (a) interpret the provisions of the Participant's Stock Incentive Agreement and (b) determine the treatment of Stock Incentives upon a Termination of Service, as contemplated by Plan Section 3.8.

     The Committee shall consist of at least two members of the Board of Directors each of whom, during those periods that the Company is subject to the provisions of Section 16 of the Securities Exchange Act of 1934, shall qualify as a "non-employee director," as defined in Rule 16b-3 as promulgated under the Securities Exchange Act of 1934, and each of whom, during those periods that the Company has issued equity securities required to be registered under Section 12 of the Securities Exchange Act of 1934, shall separately qualify as an "outside director," within the meaning of Code Section 162(m) and the regulations promulgated thereunder. The Board of Directors may from time to time remove members from or add members to the Committee. Vacancies on the Committee shall be filled by the Board of Directors.

     2.4  Eligibility and Limits.  Stock Incentives may be granted only to
          ----------------------
officers, employees, directors and consultants of the Company or an affiliate; provided, however, that an Incentive Stock Option may only be granted to an employee of the Company or any Parent or Subsidiary. In the case of Incentive Stock Options, the aggregate Fair Market Value (determined as at the date an Incentive Stock Option is granted) of stock with respect to which stock options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Parents and Subsidiaries shall not exceed $100,000; provided further, that if the limitation is exceeded, the Incentive Stock Option(s) which cause the limitation to be exceeded shall be treated as Non-Qualified Stock Option(s); except as the terms of the Stock Incentive Agreement may expressly provide otherwise. To the extent required under Code Section 162(m) and regulations thereunder for compensation to be treated as qualified performance-based compensation, the maximum number of shares of Stock with respect to which Options or Stock Appreciation Rights may be granted during any single fiscal year of the Company to any Participant who is a "covered employee," within the meaning of Code Section 162(m) and the regulations promulgated thereunder (a "Covered Employee"), shall not exceed 100,000.

                     SECTION 3  TERMS OF STOCK INCENTIVES

   3.1  Terms and Conditions of All Stock Incentives.
        ---------------------------------------------

          (a) The number of shares of Stock as to which a Stock Incentive shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2 as to the total number of shares available for grants under the Plan. If a Stock Incentive Agreement so provides, a Participant may be granted a new Option to purchase a number of shares of Stock equal to the number of previously owned shares of Stock tendered in payment of the Exercise Price (as defined below) for each share of Stock purchased pursuant to the terms of the Stock Incentive Agreement.

          (b) Each Stock Incentive shall be evidenced either by a Stock Incentive Agreement in such form and containing such terms, conditions and restrictions as the Committee may determine is appropriate or be made subject to the terms of a Stock Incentive Program, containing such terms, conditions and restrictions as the Committee may determine is appropriate. Each Stock Incentive Agreement or Stock Incentive Program shall be subject to the terms of the Plan and any provision in a Stock Incentive Agreement or Stock Incentive Program that is inconsistent with the Plan shall be null and void.

          (c) The date a Stock Incentive is granted shall be the date on which the Committee has approved the terms and conditions of the Stock Incentive Agreement or Stock Incentive Program and has determined the recipient of the Stock Incentive and the number of shares covered by the Stock Incentive and has taken all such other action necessary to complete the grant of the Stock Incentive.

          (d) The Committee may provide in any Stock Incentive Agreement or pursuant to any Stock Incentive Program (or subsequent to the award of a Stock Incentive but prior to its expiration or cancellation, as the case may be) that, in the event of a Change in Control, the Stock Incentive shall or may be cashed out on the basis of any price not greater than the highest price paid for a share of Stock in any transaction reported by any market or system selected by the Committee on which the shares of Stock are then actively traded during a specified period immediately preceding or including the date of the Change in Control or offered for a share of Stock in any tender offer occurring during a specified period immediately preceding or including the date the tender offer commences; provided that, in no case shall any such specified period exceed one
(1) year (the "Change in Control Price"). For purposes of this Subsection, the cash-out of a Stock Incentive shall be determined as follows:

              (i) Options shall be cashed out on the basis of the excess, if any, of the Change in Control Price (but not more than the Fair Market Value of the Stock on the date of the cash-out in the case of Incentive Stock Options) over the Exercise Price with or without regard to whether the Option may otherwise be exercisable only in part;

              (ii) Stock Awards and Phantom Shares shall be cashed out in an amount equal to the Change in Control Price with or without regard to any conditions or restrictions otherwise applicable to any such Stock Incentive; and

              (iii) Stock Appreciation Rights, Dividend Equivalent Rights and Performance Unit Awards shall be cashed out with or without regard to any conditions or restrictions otherwise applicable to any such Stock Incentive and the amount of the cash out shall be determined by reference to the number of shares of Stock that would be required to pay the Participant in kind for the value of the Stock Incentive as of the date of the Change in Control multiplied by the Change in Control Price.

          (e) Any Stock Incentive may be granted in connection with all or any portion of a previously or contemporaneously granted Stock Incentive. Exercise or vesting of a Stock Incentive granted in connection with another Stock Incentive may result in a pro rata surrender or cancellation of any related Stock Incentive, as specified in the applicable Stock Incentive Agreement or Stock Incentive Program.

          (f) Stock Incentives shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant; in the event of the Disability of the Participant, by the legal representative of the Participant; or in the event of the death of the participant, by the personal representative of the Participant's estate or if no personal representative has been appointed, by the successor in interest determined under the Participant's will.

          3.2  Terms and Conditions of Options.  Each Option granted under the
               -------------------------------
Plan shall be evidenced by a Stock Incentive Agreement. At the time any Option is granted, the Committee shall determine whether the Option is to be an Incentive Stock Option or a Non-Qualified Stock Option, and the Option shall be clearly identified as to its status as an Incentive Stock Option or a Non-Qualified Stock Option. At the time any Incentive Stock Option is exercised, the Company shall be entitled to place a legend on the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as shares of Stock purchased upon exercise of an Incentive Stock Option. An Incentive Stock Option may only be granted within ten (10) years from the earlier of the date the Plan is adopted by the Board of Directors or approved by the Company's stockholders.

          (a) Option Price.   Subject to adjustment in accordance with Section
              ------------
5.2 and the other provisions of this Section 3.2, the exercise price (the "Exercise Price") per share of Stock purchasable under any Option shall be as set forth in the applicable Stock Incentive Agreement. With respect to each grant of an Incentive Stock Option to a Participant who is not an Over 10% Owner or to each grant of any Option to a Participant who is then a Covered Employee, the Exercise Price per share shall not be less than the Fair Market Value on the date the Option is granted. With respect to each grant of an Incentive Stock Option to a Participant who is an Over 10% Owner, the Exercise Price shall not be less than 110% of the Fair Market Value on the date the Option is granted.

          (b) Option Term.  The term of an Option shall be as specified in the
              -----------
applicable Stock Incentive Agreement; provided, however that any Incentive Stock Option granted to a Participant who is not an Over 10% Owner shall not be exercisable after the expiration of ten (10) years after the date the Option is granted and any Incentive Stock Option granted to an Over 10% Owner shall not be exercisable after the expiration of five (5) years after the date the Option is granted.

          (c) Payment.  Payment for all shares of Stock purchased pursuant to
              -------
exercise of an Option shall be made in any form or manner authorized by the Committee in the Stock Incentive Agreement or by amendment thereto, including, but not limited to, cash or, if the Stock Incentive Agreement provides, (1) by delivery to the Company of a number of shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Option on the date of delivery; (2) in a cashless exercise through a broker; or (3) by having a number of shares of Stock withheld, the Fair Market Value of which as of the date of exercise is sufficient to satisfy
the Exercise Price.   In its discretion, the Committee also may authorize (at
the time an Option is granted or thereafter) Company financing to assist the Participant as to payment of the Exercise Price on such terms as may be offered by the Committee in its discretion. Payment shall be made at the time that the Option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a stockholder.

          (d) Conditions to the Exercise of an Option.  Each Option granted
              ---------------------------------------
under the Plan shall be exercisable by whom, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon a Change in Control and may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term notwithstanding any provision of the Stock Incentive Agreement to the contrary.

          (e) Termination of Incentive Stock Option.  With respect to an
              -------------------------------------
Incentive Stock Option, in the event of the Termination of Service of a Participant, the Option or portion thereof held by the Participant which is unexercised shall expire, terminate, and become unexercisable no later than the expiration of three (3) months after the date of Termination of Service; provided, however, that in the case of a holder whose Termination of Service is due to death or Disability, one (1) year shall be substituted for such three (3) month period. For purposes of this Subsection (e), Termination of Service of the Participant shall not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Incentive Stock Option of the Participant in a transaction to which Code Section 424(a) is applicable.

          (f) Special Provisions for Certain Substitute Options.
              -------------------------------------------------
Notwithstanding anything to the contrary in this Section 3.2, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

     3.3  Terms and Conditions of Stock Appreciation Rights.  Each Stock
          -------------------------------------------------
Appreciation Right granted under the Plan shall be evidenced by a Stock Incentive Agreement. A Stock Appreciation Right may be granted in connection with all or any portion of a previously or contemporaneously granted Stock Incentive or not in connection with a Stock Incentive. A Stock Appreciation Right shall entitle the Participant to receive the excess of (a) the Fair Market Value of a specified or determinable number of shares of the Stock at the time of payment or exercise over (b) a specified price (1) which, in the case of a Stock Appreciation Right granted in connection with an Option, shall be not less than the Exercise Price for that number of shares and (2) which, in the case of a Stock Appreciation Right that is granted to a Participant who is then a Covered Employee, shall not be less than the Fair Market Value of the Stock at the time of the award. A Stock Appreciation Right granted in connection with a Stock Incentive may only be exercised to the extent that the related Stock Incentive has not been exercised, paid or otherwise settled. The exercise of a Stock Appreciation Right granted in connection with a Stock Incentive shall result in a pro rata surrender or cancellation of any related Stock Incentive to the extent the Stock Appreciation Right has been exercised.

          (a) Settlement.  Upon settlement of a Stock Appreciation Right, the
              ----------
Company shall pay to the Participant the appreciation in cash or shares of Stock (valued at the aggregate Fair Market Value on the date of payment or exercise) as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Committee may determine.

          (b) Conditions to Exercise.  Each Stock Appreciation Right granted
              ----------------------
under the Plan shall be exercisable or payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Committee, at any time before complete termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised or paid in whole or in part.

     3.4  Terms and Conditions of Stock Awards.  The number of shares of
          ------------------------------------
Stock subject to a Stock Award and restrictions or conditions on such shares, if any, shall be as the Committee determines, and the certificate for such shares shall bear evidence of any restrictions or conditions. Subsequent to the date of the grant of the Stock Award, the Committee shall have the power to permit, in its discretion, an acceleration of the expiration of an applicable restriction period with respect to any part or all of the shares awarded to a Participant. The Committee may require a cash payment from the Participant in an amount no greater than the aggregate Fair Market Value of the shares of Stock awarded determined at the date of grant in exchange for the grant of a Stock Award or may grant a Stock Award without the requirement of a cash payment.

     3.5  Terms and Conditions of Dividend Equivalent Rights.  A Dividend
          --------------------------------------------------
Equivalent Right shall entitle the Participant to receive payments from the Company in an amount determined by reference to any cash dividends paid on a specified number of shares of Stock to Company stockholders of record during the period such rights are effective. The Committee may impose such restrictions and conditions on any Dividend Equivalent Right as the Committee in its discretion shall determine, including the date any such right shall terminate and may reserve the right to terminate, amend or suspend any such right at any time.

          (a) Payment.  Payment in respect of a Dividend Equivalent Right may be
              -------
made by the Company in cash or shares of Stock (valued at Fair Market Value on the date of payment) as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Committee may determine.

          (b) Conditions to Payment.  Each Dividend Equivalent Right granted
              ---------------------
under the Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement or Stock Incentive Program; provided, however, that subsequent to the grant of a Dividend Equivalent Right, the Committee, at any time before complete termination of such Dividend Equivalent Right, may accelerate the time or times at which such Dividend Equivalent Right may be paid in whole or in part.

     3.6  Terms and Conditions of Performance Unit Awards.  A Performance
          -----------------------------------------------
Unit Award shall entitle the Participant to receive, at a future date, payment of an amount equal to all or a portion of the value of a number of units (stated in terms of a designated dollar amount per unit) granted by the Committee, all as the Committee shall specify in the Stock Incentive Agreement or Stock Incentive Program. At the time of the grant, the Committee must determine the base value of each unit, the number of units subject to a Performance Unit Award, the performance factors applicable to the determination of the ultimate payment value of the Performance Unit Award and the period over which Company performance shall be measured. The Committee may provide for an alternate base value for each unit under certain specified conditions.

          (a) Payment.  Payment in respect of Performance Unit Awards may be
              -------
made by the Company in cash or shares of Stock (valued at Fair Market Value on the date of payment) as provided in the Stock Incentive Agreement or Stock Incentive Program or, in the absence of such provision, as the Committee may determine.

          (b) Conditions to Payment.  Each Performance Unit Award granted under
              ---------------------
the Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement or Stock Incentive Program; provided, however, that subsequent to the grant of a Performance Unit Award, the Committee, at any time before complete termination of such Performance Unit Award, may accelerate the time or times at which such Performance Unit Award may be paid in whole or in part.

     3.7  Terms and Conditions of Phantom Shares.  Phantom Shares shall
          --------------------------------------
entitle the Participant to receive, at a future date, payment of an amount equal to all or a portion of the Fair Market Value of a number of shares of Stock at the end of a certain period, all as the Committee shall specify in the Stock Incentive Agreement or Stock Incentive Program. At the time of the grant, the Committee shall determine the factors which will govern the portion of the rights so payable, including, at the discretion of the Committee, any performance criteria that must be satisfied as a condition to payment.

          (a) Payment.  Payment in respect of Phantom Shares may be made by the
              -------
Company in cash or shares of Stock (valued at Fair Market Value on the date of payment) as provided in the Stock Incentive Agreement or Stock Incentive Program or, in the absence of such provision, as the Committee may determine.

          (b) Conditions to Payment.  Each Phantom Share granted under the Plan
              ---------------------
shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement or Stock Incentive Program; provided, however, that subsequent to the grant of a Phantom Share, the Committee, at any time before complete termination of such Phantom Share, may accelerate the time or times at which such Phantom Share may be paid in whole or in part.

     3.8  Treatment of Awards Upon Termination of Service.  Except as
          -----------------------------------------------
otherwise provided by Plan Section 3.2(e), any award under this Plan to a Participant who suffers a Termination of Service may be cancelled, accelerated, paid or continued, as provided in the Stock Incentive Agreement or Stock Incentive Program or, in the absence of such provision, as the Committee may determine. The portion of any award exercisable in the event of continuation or the amount of any payment due under a continued award may be adjusted by the Committee to reflect the Participant's period of service from the date of grant through the date of the Participant's Termination of Service or such other factors as the Committee determines are relevant to its decision to continue the award.

                        SECTION 4  RESTRICTIONS ON STOCK

     4.1  Escrow of Shares.  Any certificates representing the shares of
          ----------------
Stock issued under the Plan shall be issued in the Participant's name, but, if the Stock Incentive Agreement or Stock Incentive Program so provides, the shares of Stock shall be held by a custodian designated by the Committee (the "Custodian"). Each applicable Stock Incentive Agreement or Stock Incentive Program providing for transfer of shares of Stock to the Custodian shall appoint the Custodian as the attorney-in-fact for the Participant for the term specified in the applicable Stock Incentive Agreement or Stock Incentive Program, with full power and authority in the Participant's name, place and stead to transfer, assign and convey to the Company any shares of Stock held by the Custodian for such Participant, if the Participant forfeits the shares under the terms of the applicable Stock Incentive Agreement or Stock Incentive Program. During the period that the Custodian holds the shares subject to this Section, the Participant shall be entitled to all rights, except as provided in the applicable Stock Incentive Agreement or Stock Incentive Program, applicable to shares of Stock not so held. Any dividends declared on shares of Stock held by the Custodian shall, as the Committee may provide in the applicable Stock Incentive Agreement or Stock Incentive Program, be paid directly to the Participant or, in the alternative, be retained by the Custodian until the expiration of the term specified in the applicable Stock Incentive Agreement or Stock Incentive Program and shall then be delivered, together with any proceeds, with the shares of Stock to the Participant or to the Company, as applicable.

     4.2  Forfeiture of Shares.  Notwithstanding any vesting schedule set
          --------------------
forth in any Stock Incentive Agreement or Stock Incentive Program, in the event that the Participant violates a noncompetition agreement as set forth in the Stock Incentive Agreement or Stock Incentive Program, all Stock Incentives and shares of Stock issued to the holder pursuant to the Plan shall be forfeited; provided, however, that the Company shall return to the holder the lesser of any consideration paid by the Participant in exchange for Stock issued to the Participant pursuant to the Plan or the then Fair Market Value of the Stock forfeited hereunder.

     4.3  Restrictions on Transfer.  The Participant shall not have the
          ------------------------
right to make or permit to exist any Disposition of the shares of Stock issued pursuant to the Plan except as provided in the Plan or the applicable Stock Incentive Agreement or Stock Incentive Program. Any Disposition of the shares of Stock issued under the Plan by the Participant not made in accordance with the Plan or the applicable Stock Incentive Agreement or Stock Incentive Program shall be void. The Company shall not recognize, or have the duty to recognize, any Disposition not made in accordance with the Plan and the applicable Stock Incentive Agreement or Stock Incentive Program, and the shares so transferred shall continue to be bound by the Plan and the applicable Stock Incentive Agreement or Stock Incentive Program.

                         SECTION 5  GENERAL PROVISIONS

     5.1  Withholding.  The Company shall deduct from all cash
          -----------
distributions under the Plan any taxes required to be withheld by federal, state or local government. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan or upon the vesting of any Stock Award, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares or the vesting of such Stock Award. A Participant may pay the withholding tax in cash, or, if the applicable Stock Incentive Agreement or Stock Incentive Program provides, a Participant may elect to have the number of shares of Stock he is to receive reduced by, or with respect to a Stock Award, tender back to the Company, the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares of Stock determined as of the Tax Date (defined below), is sufficient to satisfy federal, state and local, if any, withholding taxes arising from exercise or payment of a Stock Incentive (a "Withholding Election"). A Participant may make a Withholding Election only if both of the following conditions are met:

          (a) The Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Committee; and

          (b) Any Withholding Election made will be irrevocable; however, the Committee may in its sole discretion disapprove and give no effect to the Withholding Election.

     5.2  Changes in Capitalization; Merger; Liquidation.
          ----------------------------------------------

          (a) The number of shares of Stock reserved for the grant of Options, Dividend Equivalent Rights, Performance Unit Awards, Phantom Shares, Stock Appreciation Rights and Stock

Awards; the number of shares of Stock reserved for issuance upon the exercise or payment, as applicable, of each outstanding Option, Dividend Equivalent Right, Performance Unit Award, Phantom Share and Stock Appreciation Right and upon vesting or grant, as applicable, of each Stock Award; the Exercise Price of each outstanding Option and the specified number of shares of Stock to which each outstanding Dividend Equivalent Right, Phantom Share and Stock Appreciation Right pertains shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of an ordinary stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

          (b) In the event of any merger, consolidation, extraordinary dividend (including a spin-off), reorganization or other change in the corporate structure of the Company or its Stock or tender offer for shares of Stock, the Committee, in its sole discretion, may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect or in anticipation of such merger, consolidation, extraordinary dividend, reorganization, other change in corporate structure or tender offer, including, without limitation, the substitution of new awards, the termination or adjustment of outstanding awards, the acceleration of awards or the removal of restrictions on outstanding awards. Any adjustment pursuant to this Section
5.2 may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Stock Incentive.

          (c) The existence of the Plan and the Stock Incentives granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

     5.3  Cash Awards.  The Committee may, at any time and in its
          -----------
discretion, grant to any holder of a Stock Incentive the right to receive, at such times and in such amounts as determined by the Committee in its discretion, a cash amount which is intended to reimburse such person for all or a portion of the federal, state and local income taxes imposed upon such person as a consequence of the receipt of the Stock Incentive or the exercise of rights thereunder.

     5.4  Compliance with Code.  All Incentive Stock Options to be granted
          --------------------
hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all Incentive Stock Options granted hereunder shall be construed in such manner as to effectuate that intent.

     5.5  Right to Terminate Service.  Nothing in the Plan or in any Stock
          --------------------------
Incentive Agreement or Stock Incentive Program shall confer upon any Participant the right to continue as an employee, officer, director or consultant of the Company or any of its affiliates or affect the right of the Company or any of its affiliates to terminate the Participant's service at any time.

     5.6  Restrictions on Delivery and Sale of Shares; Legends.  Each Stock
          ----------------------------------------------------
Incentive is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Stock Incentive upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Stock Incentive or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Stock Incentive may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Stock Incentives then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to a Stock Incentive, that the Participant or other recipient of a Stock Incentive represent, in writing, that the shares received pursuant to the Stock Incentive are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to a Stock Incentive such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

     5.7  Non-alienation of Benefits.  Other than as specifically provided
          --------------------------
with regard to the death of a Participant, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit shall, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

     5.8  Termination and Amendment of the Plan.  The Board of Directors at
          -------------------------------------
any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No such termination or amendment without the consent of the holder of a Stock Incentive shall adversely affect the rights of the Participant under such Stock Incentive.

     5.9  Stockholder Approval.  The Plan shall be submitted to the
          --------------------
stockholders of the Company for their approval within twelve (12) months before or after its adoption by the Board of Directors. If such approval is not obtained, any Stock Incentive granted under the Plan shall be void.

    5.10  Choice of Law.  The laws of the State of Delaware shall govern the
          -------------
Plan, to the extent not preempted by federal law.

    5.11  Effective Date of Plan.  The Plan shall become effective upon
          ----------------------
the date the Plan is approved by the Board of Directors.

          IN WITNESS WHEREOF, the Company has caused this Plan to be executed this 13th day of September, 1996.

                                 HEALTHCARE FINANCIAL PARTNERS, INC.


                                 By: /s/ John K. Delaney
                                     ---------------------------------------
                                 Title: Chairman and Chief Executive Officer
                                       -------------------------------------
Attest:

/s/ Edward P. Nordberg, Jr.
- ------------------------------
Secretary

    [CORPORATE SEAL]

                  INCENTIVE STOCK OPTION AWARD PURSUANT TO THE
         HEALTHCARE FINANCIAL PARTNERS, INC. 1996 STOCK INCENTIVE PLAN

     THIS AWARD is made as of the Grant Date by HEALTHCARE FINANCIAL PARTNERS,
INC. (the "Company") to                                          (the
                        ----------------------------------------
"Optionee").

     Upon and subject to the Terms and Conditions attached hereto and incorporated herein by reference, the Company hereby awards as of the Grant Date to Optionee an incentive stock option (the "Option"), as described below, to purchase the Option Shares.

     A.   Grant Date:                        .
                       ----------------------
     B. Type of Option: Incentive stock option issued under the Healthcare Financial Partners, Inc. 1996 Stock Incentive Plan.

     C.   Option Shares:  All or any part of                     shares of the
                                             -------------------
          Company's common stock, $.01 par value per share ("Common Stock"), subject to adjustment as provided in the attached Terms and Conditions.

     D.   Exercise Price:  $     per share of Common Stock, subject to
                            ----
          adjustment as provided in the attached Terms and Conditions.

     E.   Option Period:   The Option may be exercised as to all or any portion
          of the Option Shares, but only during the Option Period, which commences six (6) months following the Grant Date and ends, generally, on the earliest of (a) the tenth (10th) anniversary of the Grant Date; (b) thirty (30) days following the date of the Optionee's Termination of Employment for any reason other than due to death or Disability; or (c) one (1) year following the date of the Optionee's Termination of Employment due to death or Disability; provided that the Option may be exercised as to no more than the vested Option Shares, determined pursuant to the Vesting Schedule attached as
          Schedule 1. Note that other limitations to exercising the Option, as described in the attached Terms and Conditions, may apply.

     F. Vesting Schedule: The Option Shares shall become vested in accordance with the attached Vesting Schedule. All or a portion of the Option Shares may become vested on an earlier date as provided in the attached Terms and Conditions.

     IN WITNESS WHEREOF, the Company has executed and sealed this Award as of the Grant Date set forth above.

                         HEALTHCARE FINANCIAL PARTNERS, INC.


                         By:
                            --------------------------------------------
                         Title:
                               -----------------------------------------

                          TERMS AND CONDITIONS TO THE
                          INCENTIVE STOCK OPTION AWARD
                PURSUANT TO HEALTHCARE FINANCIAL PARTNERS, INC.
                           1996 STOCK INCENTIVE PLAN


     1.   Exercise of Option.  Subject to the provisions provided herein or in
          ------------------
the Award made pursuant to the Plan:

          (a) the Option may be exercised with respect to all or any portion of the vested Option Shares at any time during the Option Period by the delivery to the Company, at its principal place of business, of a written notice of exercise in substantially the form attached hereto as Exhibit 1, which shall be actually delivered to the Company no earlier than thirty
     (30) days and no later than ten (10) days prior to the date upon which Optionee desires to exercise all or any portion of the Option; and

          (b) payment to the Company of the Exercise Price multiplied by the number of Option Shares being purchased (the "Purchase Price") as provided in Section 2.

          (c) Notwithstanding anything to the contrary in the Terms and Conditions or the Award, the Option shall not become exercisable until after the date of stockholder approval of the Plan and if such stockholder approval is not obtained within twelve months following the adoption of the Plan by the Board of Directors, the Option shall be rendered null and void.

Upon acceptance of such notice and receipt of payment in full of the Purchase Price, the Company shall cause to be issued a certificate representing the Option Shares purchased.

     2.   Purchase Price.  Payment of the Purchase Price for all Option Shares
          --------------
purchased pursuant to the exercise of an Option shall be made in cash or certified check or, alternatively, as follows:

          (a) by delivery to the Company of a number of shares of Common Stock which have been owned by the Optionee for at least six (6) months prior to the date of the Option's exercise having a fair market value, as determined under the Plan, on the date of exercise either equal to the Purchase Price or in combination with cash or a certified check to equal the Purchase Price; or

          (b) by receipt of the Purchase Price in cash from a broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve System following delivery by the Optionee to the Committee of instructions in a form acceptable to the Committee regarding delivery to such broker, dealer or other creditor of that number of Option Shares with respect to which the Option is exercised.

     3.   Vested Option Shares.  The Option Shares shall become vested in the
          --------------------
manner provided in the Vesting Schedule attached hereto; provided, however, that all Option Shares shall become vested no later than the date of a Change in Control, or any earlier date specified by the Committee in writing to the Optionee subsequent to or contemporaneously with a determination by the Committee that a Change in Control is imminent.

     4.   Rights as Shareholder.  Until the stock certificates reflecting the
          ---------------------
Option Shares accruing to the Optionee upon exercise of the Option are issued to the Optionee, the Optionee shall have no rights as a shareholder with respect to such Option Shares. The Company shall make no adjustment for any dividends or distributions or other rights on or with respect to Option Shares for which the record date is prior to the issuance of that stock certificate, except as the Plan or the attached Award otherwise provides.

     5.   Restriction on Transfer of Option and of Option Shares.  The Option
          ------------------------------------------------------
evidenced hereby is nontransferable other than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee (or in the event of his disability, by his personal representative) and after his death, only by his legatee or the executor of his estate.

     6.  Changes in Capitalization.
         -------------------------

         (a) If the number of shares of Common Stock shall be increased or decreased by reason of a subdivision or combination of shares of Common Stock, the payment of a stock dividend in shares of Common Stock or any other increase or decrease in the number of shares of Common Stock outstanding effected without receipt of consideration by the Company, an appropriate adjustment shall be made by the Committee, in a manner determined in its sole discretion, in the number and kind of Option Shares and in the Exercise Price.

         (b) Subject to any other action which the Committee is authorized to take pursuant to Section 5.2(b) of the Plan, in the event of any merger, consolidation, extraordinary dividend (including a spin-off), reorganization, other change in corporate structure or tender offer, including a Change in Control, pursuant to which the Company is not the surviving entity and the surviving entity does not agree to the assumption of the Option, the Committee may elect to terminate the Option Period as of the date of the event in consideration of the payment to the Optionee of the sum of the difference between the then Fair Market Value of the Common Stock and the Exercise Price for each Option Share as to which the Option has not been exercised as of the date of the event.

         (c) The existence of the Plan and the Option granted pursuant to this Agreement shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding. Any adjustment pursuant to this Section may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Option.

     7.   Special Limitation on Exercise.  No purported exercise of the Option
          ------------------------------
shall be effective without the approval of the Committee, which may be withheld to the extent that the exercise, either individually or in the aggregate together with the exercise of other previously exercised stock options and/or offers and sales pursuant to any prior or contemplated offering of securities, would, in the sole and absolute judgment of the Committee, require the filing of a registration statement with the United States Securities and Exchange Commission or with the securities commission of any state. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities law with respect to shares of Common Stock purchasable or otherwise deliverable under the Option, the Optionee (a) shall deliver to the Company, prior to the exercise of the Option or as a condition to the delivery of Common Stock pursuant to the exercise of an Option exercise, such information, representations and warranties as the Company may reasonably request in order for the Company to be able to satisfy itself that the Option Shares are being acquired in accordance with the terms of an applicable exemption from the securities registration requirements of applicable federal and state securities laws and (b) shall agree that the shares of Common Stock so acquired will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities law.

     8.   Legend on Stock Certificates.  Certificates evidencing the Option
          ----------------------------
Shares, to the extent appropriate at the time, shall have noted conspicuously on the certificates a legend intended to give all persons full notice of the existence of the conditions, restrictions, rights and obligations set forth herein and in the Plan.

     9.   Governing Laws.  This Award and the Terms and Conditions shall be
          --------------
construed, administered and enforced according to the laws of the State of Delaware.

     10.  Successors.  This Award and the Terms and Conditions shall be binding
          ----------
upon and inure to the benefit of the heirs, legal representatives, successors and permitted assigns of the Optionee and the Company.

     11.  Notice.  Except as otherwise specified herein, all notices and other
          ------
communications under this Award shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient. Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

     12.  Severability.  In the event that any one or more of the provisions or
          ------------
portion thereof contained in the Award and these Terms and Conditions shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of the Award and these Terms and Conditions, and the Award and these Terms and

Conditions shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

     13.  Entire Agreement.  Subject to the terms and conditions of the Plan,
          ----------------
the Award and the Terms and Conditions express the entire understanding of the parties with respect to the Option.

     14.  Violation.  Any transfer, pledge, sale, assignment, or hypothecation
          ---------
of the Option or any portion thereof shall be a violation of the terms of the Award or these Terms and Conditions and shall be void and without effect.

     15.  Headings and Capitalized Terms.  Section headings used herein are for
          ------------------------------
convenience of reference only and shall not be considered in construing the Award or these Terms and Conditions. Capitalized terms used, but not defined, in either the Award or the Terms and Conditions shall be given the meaning ascribed to them in the Plan.

     16.  Specific Performance.  In the event of any actual or threatened
          --------------------
default in, or breach of, any of the terms, conditions and provisions of the Award and these Terms and Conditions, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

          17.  No Right to Continued Retention.  Neither the establishment of
               -------------------------------
the Plan nor the award of Option Shares hereunder shall be construed as giving the Optionee the right to continued employment with the Company or any affiliate.

                                   EXHIBIT 1
                                   ---------

                             NOTICE OF EXERCISE OF
                            STOCK OPTION TO PURCHASE
                                COMMON STOCK OF
                      HEALTHCARE FINANCIAL PARTNERS, INC.


                                   Name
                                       ------------------------------------
                                  Address
                                         ----------------------------------

                                  -----------------------------------------
                                  Date
                                      -------------------------------------


HealthCare Financial Partners, Inc.
2 Wisconsin Circle
Suite 320
Chevy Chase, Maryland  20815

Attention:   President

Re:  Exercise of Incentive Stock Option

Gentlemen:

     Subject to acceptance hereof by HealthCare Financial Partners, Inc. (the "Company") pursuant to the provisions of the HealthCare Financial Partners, Inc. 1996 Stock Incentive Plan (the "Plan"), I hereby give notice of my election to
exercise options granted to me to purchase                shares of common stock
                                           --------------
of the Company ("Common Stock") under the Incentive Stock Option Award (the
"Award") dated as of                      .  The purchase shall take place as of
                     ---------------------
                      , 199   (the "Exercise Date").
- ----------------------     --

     On or before the Exercise Date, I will pay the applicable purchase price as follows:

     [  ] by delivery of cash or a certified check for $            for the full
                                                        -----------
          purchase price payable to the order of Healthcare Financial Partners, Inc.

     [  ] by delivery of cash or a certified check for $            representing
                                                        -----------
          a portion of the purchase price with the balance to consist of shares of Common Stock that I have owned for at least six months and that are represented by a stock certificate I will surrender to the Company with my endorsement. If the number of shares of Common Stock represented by such stock certificate exceed the number to be applied

                            Exhibit 1 - Page 1 of 4
          against the purchase price, I understand that a new stock certificate will be issued to me reflecting the excess number of shares.

     [ ] by delivery of a stock certificate representing shares of Common Stock that I have owned for at least six months which I will surrender to the Company with my endorsement as payment of the purchase price. If the number of shares of Common Stock represented by such certificate exceed the number to be applied against the purchase price, I understand that a new certificate will be issued to me reflecting the excess number of shares.

     [  ] by delivery of the purchase price by                          , a
                                               -------------------------
          broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve System. I hereby authorize the Company to issue a stock certificate for the number of shares indicated above in the name of said broker, dealer or other creditor or its nominee pursuant to instructions received by the Company and to deliver said stock certificate directly to that broker, dealer or other creditor (or to such other party specified in the instructions received by the Company from the broker, dealer or other creditor) upon receipt of the purchase price.

     As soon as the stock certificate is registered in my name, please deliver it to me at the above address.

     If the Common Stock being acquired is not registered for issuance to and resale by the Optionee pursuant to an effective registration statement on Form S-8 (or successor form) filed under the Securities Act of 1933, as amended (the "1933 Act"), I hereby represent, warrant, covenant, and agree with the Company as follows:

          The shares of the Common Stock being acquired by me will be acquired for my own account without the participation of any other person, with the intent of holding the Common Stock for investment and without the intent of participating, directly or indirectly, in a distribution of the Common Stock and not with a view to, or for resale in connection with, any distribution of the Common Stock, nor am I aware of the existence of any distribution of the Common Stock;

          I am not acquiring the Common Stock based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Common Stock but rather upon an independent examination and judgment as to the prospects of the Company;

          The Common Stock was not offered to me by means of publicly disseminated advertisements or sales literature, nor am I aware of any offers made to other persons by such means;

          I am able to bear the economic risks of the investment in the Common Stock, including the risk of a complete loss of my investment therein;

                           Exhibit  1 - Page 2 of 4

          I understand and agree that the Common Stock will be issued and sold to me without registration under any state law relating to the registration of securities for sale, and will be issued and sold in reliance on the exemptions from registration under the 1933 Act, provided by Sections 3(b) and/or 4(2) thereof and the rules and regulations promulgated thereunder;

          The Common Stock cannot be offered for sale, sold or transferred by me other than pursuant to: (A) an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act; and (B) evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws;

          The Company will be under no obligation to register the Common Stock or to comply with any exemption available for sale of the Common Stock without registration or filing, and the information or conditions necessary to permit routine sales of securities of the Company under Rule 144 under the 1933 Act are not now available and no assurance has been given that it or they will become available. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Common Stock;

          I have and have had complete access to and the opportunity to review and make copies of all material documents related to the business of the Company, including, but not limited to, contracts, financial statements, tax returns, leases, deeds and other books and records. I have examined such of these documents as I wished and am familiar with the business and affairs of the Company. I realize that the purchase of the Common Stock is a speculative investment and that any possible profit therefrom is uncertain;

          I have had the opportunity to ask questions of and receive answers from the Company and any person acting on its behalf and to obtain all material information reasonably available with respect to the Company and its affairs. I have received all information and data with respect to the Company which I have requested and which I have deemed relevant in connection with the evaluation of the merits and risks of my investment in the Company;

          I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the purchase of the Common Stock hereunder and I am able to bear the economic risk of such purchase; and

          The agreements, representations, warranties and covenants made by me herein extend to and apply to all of the Common Stock of the Company issued to me pursuant to this Award. Acceptance by me of the certificate representing such Common Stock shall constitute a confirmation by me that all such agreements, representations, warranties and covenants made herein shall be true and correct at that time.

     I understand that the certificates representing the shares being purchased by me in accordance with this notice shall bear a legend referring to the foregoing covenants, representations and warranties and restrictions on transfer, and I agree that a legend to that effect may be placed on any

                            Exhibit 1 - Page 3 of 4
certificate which may be issued to me as a substitute for the certificates being acquired by me in accordance with this notice. I further understand that capitalized terms used in this Notice of Exercise without definition shall have the meanings given to them in the Plan.


                               Very truly yours,

                               ----------------------------------------


AGREED TO AND ACCEPTED:

HEALTHCARE FINANCIAL PARTNERS, INC.


By:
   ---------------------------
Title:
      ------------------------
Number of Shares
Exercised:
          --------------------
Number of Shares Remaining:                         Date:
                           ---------------               --------------


                            Exhibit 1 - Page 4 of 4

                                                              [Name of Optionee]

                                   SCHEDULE 1
                     TO HEALTHCARE FINANCIAL PARTNERS, INC.
                          INCENTIVE STOCK OPTION AWARD

                                Vesting Schedule
                                ----------------

     "Vested Shares" means only that percentage of the Option Shares as to which the Option becomes exercisable following completion of the years of service indicated in the schedule first set forth below.

          Percentage of Option Shares        Years of Service
             Which are Vested Shares         after Grant Date
           ---------------------------       ----------------

                     0%                         Less than 7
                    100%                         7 or more

Notwithstanding the foregoing Vesting Schedule, the Option shall become subject to the alternative Vesting Schedule set forth below during the Option Period but only on and after the first day following consummation of the initial public offering of the Common Stock.

              Percentage of Option Shares       Years of Service
                Which are Vested Shares         after Grant Date
              ---------------------------       ----------------

                           0%                      Less than 1
                          25%                           1
                          50%                           2
                          75%                           3
                         100%                       4 or more

- ----------------

     1.   Construction.  (a)  For purposes of the Vesting Schedule, Optionee
          ------------
shall be granted a year of service for each consecutive twelve-consecutive-month period following the Grant Date and during which Optionee continues, at all times, as an employee of the Company or a Subsidiary.

     (b) The right of Optionee to vest in Common Stock shall cease upon the termination of his or her service as an employee with the Company and any Subsidiaries. Thereafter, no further shares shall become Vested Shares. The Option shall be exercisable only as to Vested Shares during the Option Period specified in the Award.

                           Schedule 1 - Page 1 of 1